UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2018

CNX Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive Suite 400

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 30, 2018, CNX Gas Company LLC, a Virginia limited liability company (“Seller”) and an indirect wholly owned subsidiary of CNX Resources Corporation, a Delaware corporation (“CNX”), consummated the previously disclosed disposition of certain of the Seller’s assets located in the State of Ohio to Ascent Resources—Utica, LLC, an Oklahoma limited liability company (“Buyer”), for a cash purchase price of approximately $400 million, subject to adjustment for certain title and environmental matters (the “Transaction”), pursuant to that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated as of June 28, 2018, by and between Seller and Buyer, which was amended on August 29, 2018 by that certain First Amendment to Purchase and Sale Agreement (the “Amendment”) to address certain administrative matters.

The foregoing summary of the Purchase and Sale Agreement, the Amendment and the Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), and the Amendment, a copy of which is included as Exhibit 10.2 to this Current Report, each of which is incorporated by reference herein.

Item 7.01 Regulation FD.

On August 31, 2018, CNX issued a press release announcing the closing of the Transaction. A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

Exhibit 10.1	Purchase and Sale Agreement, dated June 28, 2018, by and between CNX Gas Company LLC and Ascent Resources – Utica, LLC

Exhibit 10.2	First Amendment to Purchase and Sale Agreement, dated August 29, 2018, by and between CNX Gas Company LLC and Ascent Resources – Utica, LLC

Exhibit 99.1	Press Release of CNX Resources Corporation, dated August 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX Resources Corporation

By:	/s/ Stephen W. Johnson
Name:	Stephen W. Johnson
Title:	Executive Vice President and Chief Administrative Officer

Dated: August 31, 2018